Exhibit 10.5

Power of Attorney

We, BGY Education Investment Management Co., Ltd., is duly established and validly registered under the laws of the People’s Republic of China (“PRC”) with legal address at Room A216, Building No.1, Guangdong Country Garden School, West 20 Road, Shunde Country Garden Community, Next to Bijiang Bridge, Beijiao Town, Shunde District, Foshan, Guangdong Province, and holds, directly or indirectly, equity interests or sponsors’ interests of the following entities:

1)	100% of sponsors’ interests of Guangdong Country Garden School;

2)	100% of sponsors’ interests of Huanan Country Garden School;

3)	100% of sponsors’ interests of Huanan Country Garden Bilingual Kindergarten;

4)	100% of sponsors’ interests of Phoenix City Bilingual School;

5)	100% of sponsors’ interests of Phoenix City Bilingual Kindergarten;

6)	100% of sponsors’ interests of Licheng Country Garden Bilingual Kindergarten;

7)	100% of sponsors’ interests of Country Garden Huacheng Kindergarten;

8)	100% of sponsors’ interests of Country Garden Huacheng School;

9)	100% of sponsors’ interests of Country Garden Venice Bilingual School;

10)	100% of sponsors’ interests of Huaxi Country Garden International School Kindergarten;

11)	100% of sponsors’ interests of Wuyi Gountry Garden Bilingual School;

12)	100% of sponsors’ interests of Nansha Country Garden Bilingual Kindergarten;

13)	100% of sponsors’ interests of Phoenix City Bilingual Kindergarten;

14)	100% of sponsors’ interests of Shawan Country Garden Kindergarten;

15)	100% of sponsors’ interests of Heshan Country Garden School;

16)	100% of sponsors’’ interests of Heshan Country Garden Kindergarten;

17)	100% of sponsors’ interests of Country Garden Venice Kindergarten;

18)	100% of sponsors’ interests of Wuhan Country Garden Kindergarten;

19)	100% of sponsors’ interests of Wuhan Country Garden School;

20)	100% of sponsors’ interests of Huanan Country Garden Cuiyun Mountain Kindergarten;

21)	100% of sponsors’ interests of Xiju Country Garden Kindergarten;

22)	100% of sponsors’ interests of Ningxiang Country Garden School;

23)	100% of sponsors’ interests of Huadu Holiday Peninsula Kindergarten;

24)	100% of sponsors’ interests of Maoming Country Garden Kindergarten;

25)	100% of sponsors’ interests of Dalang Country Garden Kindergarten;

26)	100% of sponsors’ interests of Jurong Country Garden Kindergarten;

27)	100% of sponsors’ interests of Zengcheng Country Garden School;

28)	100% of sponsors’ interests of Zengcheng Country Garden Kindergarten;

29)	100% of sponsors’ interests of Fengxin Country Garden Kindergarten;

30)	100% of sponsors’ interests of Phoenix City Fengyan Kindergarten;

31)	100% of sponsors’ interests of Huiyang Country Garden Kindergarten;

32)	100% of sponsors’ interests of Country Garden Silver Beach Kindergarten;

33)	100% of sponsors’ interests of Haoting Country Garden Kindergarten;

34)	100% of sponsors’ interests of Country Garden Silver Beach School;

35)	100% of sponsors’ interests of Country Garden Panpuwan School;

36)	100% of sponsors’ interests of Huaxi Country Garden International School;

37)	100% of sponsors’ interests of Laian Country Garden Foreign Language School;

38)	100% of sponsors’ interests of Danyang Country Garden Kindergarten;

39)	100% of sponsors’ interests of Qingyuan Country Garden Bilingual Kindergarten;

40)	100% of sponsors’ interests of Zhenjiang Country Garden Foreign Language Kindergarten;

41)	100% of sponsors’ interests of Taishan Country Garden School;

42)	100% of sponsors’ interests of Gaoming Country Garden Kindergarten;

43)	100% of sponsors’ interests of Enping County Garden Kindergarten;

44)	100% of sponsors’ interests of Laian Country Garden Kindergarten;

45)	100% of sponsors’ interests of Lanzhou Country Garden International School;

46)	100% of equity interests of Huidong Silver Beach Education Consulting Co., Ltd.;

47)	100% of sponsors’ interests of Ningxiang Country Garden Foreign Language Training School;

48)	100% of sponsors’ interests of Ningxiang Country Garden Kindergarten;

49)	100% equity interests of Guangdong Xingjian Education Co., Ltd.

50)	100% equity interests of Foshan Shunde Shengbo Cultural Arts Training Co., Ltd.;

51)	100% equity interests of Shidai Elan Education Technology (Beijing) Co., Ltd.;

52)	100% equity interests of Shanghai Elan Cultural Broadcast Co., Ltd.;

53)	100% equity interests of Shenzhen Times Elan Technology Co., Ltd.;

54)	100% equity interests of Foshan Elan Education Technology Co., Ltd.;

55)	100% equity interests of Shanghai Yihe Education Technology Co., Ltd;

56)	100% equity interests of Shanghai Elan Education Training Co., Ltd. (1-56 are collectively hereinafter referred to as “Equity Interests” and the entity listed in 1-56 above collectively hereinafter referred to as “Subsidiaries”.)

At any time after the date of the execution of this Power of Attorney, in the event that we invest in or control any other entities, including but not limited to companies, schools and other affiliates of which we hold, directly or indirectly, at least 50% of investment interests, we undertake to add the equity interests of such new entities to the scope of Equity Interests hereunder.

Subject to the laws and regulations of PRC, we hereby irrevocably authorize Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd. (“WFOE”) to exercise the following rights concerning the abovementioned Equity Interests within the effective term of this Power of Attorney:

We exclusively authorize WFOE or its designated representative(s) (“Trustee”) to exercise our rights on behalf of us according to the Trustee’s own will, which include but not limited to:

1.	Proposing shareholders’ meetings or board meetings according to the Articles of Association of the companies or schools (as applicable), participating in the shareholders’ meetings and the board meetings of the companies or schools, and executing relevant resolutions;

2.	Exercising all rights of shareholder or sponsor of the companies or schools that we are entitled to under relevant laws and the Articles of Association of such companies or schools on their shareholders’ meetings or board meetings, including but not limited to the voting right, the nomination right and the appointment right;

3.	Representing us to submit documents which shall be submitted by shareholders or sponsors to relevant competent governmental authorities;

4.	Exercising the right of dividend, the right to sell, transfer or assign, pledge or dispose all or part of Equity Interests owned by us, the right of distribution of residual properties after the liquidation of the companies or schools and other rights in relation to the operation of the companies or schools under the laws and Articles of Association of the companies or schools;

5.	Constituting the liquidation group and exercising the authorities of the liquidation group in the event of liquidation or dissolution of the Company, including but not limited to the management of the companies’ or schools’ assets; and

6.	Reviewing the resolutions of shareholders’ meetings and the resolutions of the board meetings of the companies or schools, records, the financial statements and reports of the companies or schools in accordance with the law;

7.	Exercising any other rights of us as the shareholder of the companies or the sponsor of the schools, including but not limited to rights provided under the laws and the Articles of Association of the companies and schools.

Within the effective term of this Power of Attorney and subject to the laws and regulations of PRC, we undertake to deliver the dividends, bonus, any other property or return received from the companies or any return received from the schools to WFOE or any third party designated by WFOE without any consideration in return as soon as possible within three (3) days after receipt of such dividends, bonus, any other property or return.

During the term that we are a shareholder of the companies or the sponsor of the schools, this Power of Attorney shall be irrevocable and continuously effective from the date of execution of this Power of Attorney, regardless of the change of proportions of Equity Interests owned by us. When and only when WFOE sends a written notice to us concerning the substitution of the Trustee, we shall immediately designate another Trustee designated by WFOE to exercise the rights under this Power of Attorney. Once the new authorization has been made, the new authorization shall supersede the original one and our consent to the new authorization is not required. We shall not revoke the delegation and authorization we made to Trustee except for abovementioned event. During the effective term of this Power of Attorney, we hereby waive all of the rights which have been authorized to Trustee through this Power of Attorney and shall not exercise such rights.

We hereby acknowledge any legal consequences caused by Trustee’s exercise of the authorities and agree to bear any liabilities thereof. We hereby confirm that in any case Trustee shall not be required to bear any liabilities or make any economic compensation for exercise of such authorities. Moreover, we agree to compensate for any damage suffered or might be suffered by WFOE for exercise of the rights under this Power of Attorney and keep WFOE harmless, including but not limited to any loss due to litigations, recoveries, arbitrations, claims for compensation or any other loss caused by administrative investigation and punishment conducted by governmental authorities.

We will provide Trustee with sufficient assistance on the exercise of the abovementioned authorities, and cause the companies or schools to provide sufficient assistance, including timely executing the shareholders meetings’ documents or other legal documents provided by Trustee when necessary (for instance, to satisfy documentation requirements for submissions made to relevant governmental authorities for approval, registration or filing purpose), and authorizing Trustee to get access to information concerning the operation, business, clients, finance, staff, etc. of the companies or schools and to consult relevant materials of the companies or schools.

If the authorization or exercise of the abovementioned rights cannot be realized for any reason within the effective term of the Power of Attorney (except for the reason that we violates this Power of Attorney), the parties shall seek an alternative method which is most similar to the arrangements hereunder and modify or adjust the terms and conditions of the Power of Attorney by signing supplementary agreement(s) as necessary to ensure the realization of the purpose of the Power of Attorney.

This Power of Attorney takes effect on the date of execution, and shall be continuously effective during the effective term of Exclusive Management Service and Business Cooperation Agreement executed by and among WFOE, the Subsidiaries, us and other parties.

BGY Education Investment Management Co., Ltd.

(Seal) Seal of BGY Education Investment Management Co., Ltd. Affixed

By:	/s/ Meirong Yang
Name:	Meirong Yang
Title:	Legal Representative

Date:	January 25, 2017

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